Exhibit 99.1

 Investor Presentation  April 2024

 we are partners in energy storage  Forward Looking Statements  This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. All statements contained in this presentation other than statements of historical fact are forward-looking statements. Such forward-looking statements may include projections regarding Lifeward’s future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek," and similar terms or phrases. The forward-looking statements contained in this presentation are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of Lifeward’s control. Important factors that could cause Lifeward’s actual results to differ materially from those indicated in the forward-looking statements are more fully described in Lifeward’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled "Risk Factors" in Lifeward’s annual and quarterly reports that ReWalk files with the SEC.   In addition, this presentation contains estimates, projections and other information concerning market, industry and other data. Lifeward obtained this data from its own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in Lifeward’s filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by Lifeward. While management believes such information is generally reliable, Lifeward has not independently verified any third-party information.  Forward-looking statements made in this presentation are based on a combination of facts and factors currently known to management and speak only as of the date hereof. Factors or events that could cause Lifeward’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for Lifeward to predict all of them. Except as required by law, Lifeward undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

 https://youtu.be/-WC02eT-Yig

 The Lifeward Mission:  Our mission at Lifeward is to relentlessly drive innovation to change the lives of people with physical limitations or disabilities.  We are committed to delivering groundbreaking solutions that empower individuals to do what they love.

 5  A Leader in Pioneering Life-Changing Solutions  Recent strategic achievements  FDA approval of stairs / curb capability for the ReWalk exoskeleton  Acquisition of AlterG, the initial innovator of Anti-Gravity Systems  CMS establishes Medicare benefit category for exoskeletons  First claim paid by Medicare for a ReWalk Personal Exoskeleton  Market-leading innovation – First-to-market personal exoskeleton for spinal cord injury, with over 600 placements worldwide  Strong cash position – We believe we have resources to fund organic growth, M&A, and internal development  Strategic vision – Leverage leadership position in novel technologies to become consolidator of broad portfolio of life changing solutions for physical rehabilitation and recovery  Experienced management – Multi-disciplinary leadership with successful track records in medical technology, life science tools, and biopharmaceuticals

 A History of Innovative Firsts  6  First personal exoskeleton to market with FDA and CE approvals  First commercial application of NASA-derived Differential Air Pressure Technology   First to establish a listing for exoskeletons within the German Medical Device Directory  First Anti-Gravity Treadmill to be installed in over 4,000 clinics worldwide  First CE and FDA cleared Exo-Suit for stroke rehabilitation  First Personal Exoskeleton to receive FDA Breakthrough Designation for use on stairs and curbs  First to achieve Medicare coverage for a personal exoskeleton

 Product Portfolio

 8  Innovation in Motion: Portfolio Overview  ReWalk Personal Exoskeleton  State-of-the-art technology that enables paralyzed individuals to access the health-related benefits of walking from the comfort of their home and community setting.  AlterG Anti-Gravity System  NASA-derived Differential Air Pressure (DAP) technology that reduces the effects of gravity to enable users to move with calibrated support and reduced pain.  MyoCycle FES Bike  Easy-to-use, functional electric stimulation that allows individuals with weakened or paralyzed legs to therapeutically cycle in the clinic or home.  ReStore Exo-Suit  Versatile, robotic gait-training solution designed to promote restoration of functional walking patterns post-stroke.

 9  Our flagship product  ReWalk Personal Exoskeleton  Unprecedented freedom – Only personal exoskeleton enabling ambulatory access to real-world environments, including locations with stairs or curbs  Natural gait – Only personal exoskeleton with six adjustable degrees of freedom for more customizable, natural walking  Robust construction – Engineered and built for years of daily use to keep up with users wherever they want to go  Vibrant community – A worldwide community of ReWalk Personal Exoskeleton users that share common experiences

 Proven Health Benefits  Health benefits reported by ReWalk users in a 2023 home-user survey8  Frequently reported benefits in literature include reductions in common comorbidities after SCI, including:  Reduced spasticity  Improved bowel/bladder function  Reduced chronic pain  Regular access to exoskeleton-assisted walking results in a multitude of health and wellness benefits for people with spinal cord injury1-8

 Increasing Progress of Reimbursement/Coverage  9M US Veterans covered under VA Personal Exoskeleton policy since 2015.  Over 225 systems covered through private and other insurance, on a case-by-case basis.  Exoskeletons assigned to Medicare Brace benefit category effective Jan 1, 2024.   First Medicare claim paid for a ReWalk Personal Exoskeleton as a medically necessary device.  65M lives covered by DGUV (workers compensation) in Germany since 2019.  Contractual coverage for 30% of all Germans through Statutory and Private health insurance plans:  23.2M lives covered since 2020  Additional 2M covered lives added in 2021  11  United States  Germany

 SCI Market Potential to Be Determined by CMS Coverage  Potential Total Addressable Market   US  15,416  Germany  2,064  Global  17,480  Potential  TAM   $1.75B  US  296,0009  Germany  74,00010  Global  7.1 Million10  Prevalence of SCI Survivors  Eligible Candidates11,12  Reimbursement Pathway13,14

 13  AlterG Anti-Gravity Systems  Broadening our impact to more individuals than ever before  Expert & proven development – NASA-derived technology to reduce the effects of gravity during rehabilitation and recovery   Precision Calibration – patented algorithms enable precise measurement and real-time adjustments to ensure accurate unweighting at every step.   Established Market Presence – Over 6,000 units used globally with broad indications  Growth Potential – significant untapped potential in entry level market segments

 AlterG Market Potential  Appropriate customer based on patient/athlete population and sufficient capital budget  Potential Total Addressable Market   US  14,000  Germany  3,500  Global  40,000  Potential  TAM   $1.2B  Inpatient Facilities  Outpatient Clinics  Professional & Elite Sports  US  1,15215  44,00016  1,400  Germany  28817  11,00017  350  Global  3,50017  130,00017  4,200

 15  Additional Complementary Product Lines   ReStore Exo-Suit for Stroke Rehabilitation  Unique capabilities – only FDA and CE-cleared tool offering on-demand mechanical assistance to retrain post-stroke walking function during “push-off” (propulsion)  Enhanced gait training – improves training specificity and intensity by promoting power and symmetry in forward propulsion, as well as effective paretic limb advancement  Distributed Product – MyoCycle FES  Broad indications – widely applicable across the physical and neurological rehabilitation spectrum, with specialized models for in-clinic and at-home use  Easy to use – simple setup, with intuitive controls allowing home users and clinicians to rapidly achieve therapeutic goals   Proven – FDA cleared to prevent muscle atrophy, reduce spasms, increase blood flow, and increase range of motion

 Consolidation Strategy

 17  Rehabilitation Technology Market Attractive for Further Consolidation  Fragmented industry with many small players  Mostly private companies with limited access to capital  Innovative technologies with distribution constraints  Complementary products sold to the rehabilitation clinic or for home/community use  Opportunity for Lifeward to Leverage Its Leadership Position and Capital  Distribution of Rehabilitation Technology Providers  For illustrative purposes from proprietary Lifeward research

 Enhances Lifeward’s position as a leader in innovative physical medicine and rehabilitation technologies that enable mobility and wellness  Strategy  Adds novel technology – Differential Air Pressure – with proven commercial success and potential for further applications and growth  Technology  Creates comprehensive commercial sales team focusing on clinics and hospitals,   as well as sales to individuals for use in the home  Scale  Combined commercial sales team to capitalize on CMS’ newly-established Medicare reimbursement coverage of exoskeletons for home use  Execution  Key Attributes of AlterG Acquisition

 Perpetuating Cycle of Lead Generation  19  AlterG Anti-Gravity System  MyoCycle Pro  ReStore Exo-Suit  MyoCycle Home  Clinic Network for Patient Training  ReWalk Personal  Exoskeleton  Patient Referrals from Clinical Customers  Combined portfolio strengthens engagement with clinics, driving more patient referrals and additional clinic opportunities  Clinic Customers  Individual Customers  Traditional ReWalk lead generation  Traditional AlterG   lead generation

Deep and Talented Leadership Team



Larry Jasinski
Chief Executive Officer



Mike Lawless
Chief Financial Officer



Charles Remsberg
Chief Sales Officer



Jeannine Lynch
Vice President, Strategy & Market Access



Kathleen O'Donnell
Vice President, Marketing & New Business Development



Miri Pariente
Vice President, Operations, Regulatory & Quality



Almog Adar
Vice President, Finance



David Hexner
Vice President, Research & Development



Judy Kula
Vice President, Customer Service & Human Resources



Ami Kraft
Executive Advisor to the CEO

LIFEWARD

20

Financial Summary  21  Cash  $28 million   Cash & cash equivalents   (as of December 31, 2023)  Debt  No debt  Cash Runway  Path to profitability by 2026 with existing cash balance  Well-Positioned for Funding Internal Growth and Integration Strategy

 we are partners in energy storage  2024 Milestones & Catalysts  Medicare benefit category for Personal Exoskeletons effective January 1, 2024  First Medicare claim paid for a ReWalk Personal Exoskeleton as a medically necessary device  Established Medicare payment rate for Personal Exoskeletons   New Product Introduction to advance lead in innovation and performance   510k submission for FDA clearance of the next-generation system to improve features and reliability

 Expanding addressable market in United States and Germany;   first Medicare claims ongoing   Lifeward is Well Positioned for Future Growth  Large, growing and fragmented Rehabilitation Technology market with many attractive candidates for consolidation  Fundamentally changes lives for individuals with physical limitations or disabilities  Leading Innovative Technologies  Proven model for the distribution of complementary products to the clinical and home-use markets  Resources to fund multiple years of organic growth while also making acquisitions of adjacent product lines  Growing Reimbursement Coverage  Attractive Market Opportunity  Key Capabilities   for Success  Strong Balance Sheet

 we are partners in energy storage  THANK YOU!

 we are partners in energy storage  References  References  Tamburella et al. Journal of Neuroengineering and Rehabilitation (2022)   Asselin et al., Arch Phys Med Rehab (2021)   Gorman et al., J Clin Med (2021)   Duddy et al., Sensors (2021)   Shackleton et al., J Rehab Med (2019) Juszczak et al., Topics Spin Cord Inj Rehab (2018)   Faulkner et al., Journ Spinal Cord Med (2021)   Knezevic et al., Arch Phys Med Rehab (2021)   ReWalk user survey, 2023 N=41  National Spinal Cord Injury Statistical Center, Facts and Figures at a Glance. Birmingham, AL: University of Alabama at Birmingham, 2021.  Estimates based on scaling US statistics for total German and Global population sizes.  31% meet LOI eligibility criteria based on 2020 NSCISC annual report: www.nscisc.uab.edu/public/2020%20Annual%20Report%20-%20Complete%20Public%20Version.pdf   Of LOI-eligible, an estimated 30% meet additional eligibility criteria based on aggregate of 50% screen failure rate in literature: https://pubmed.ncbi.nlm.nih.gov/32800962/ plus ReWalk’s historical experience related to additional limiters (e.g. available transportation and time to attend training, motivation, companion availability, etc.) which are not accurately reflected within research populations.  56% of US SCI prevalence market cite Medicare or Medicaid as primary   30% of German Market covered for exoskeleton coverage by insurance contracts we are partners in energy storage  References (cont’d)  References (continued)  MedPAC 2021 Report: www.medpac.gov/wp-content/uploads/2021/10/mar21_medpac_report_ch9_sec.pdf    www.ibisworld.com/industry-statistics/number-of-businesses/physical-therapy-rehabilitation-centers-united-states/ (accessed Jan 2023)  Estimates based on scaling US statistics for total German and Global population sizes